NMF Form N-SAR 1/31/14
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser: HighMark Capital Management, Inc.

Nationwide Fund:
Nationwide HighMark Balanced Fund

Issuer:
WM Wrigley JR Company, 2.4%, October 21, 2018

Underwriter/ Affiliated Participant Underwriter:
JP Morgan Securities/
Mitsubishi UFJ Securities (USA), Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount:

$60,000 / $550,000,000

Commission or % of Offering:N/A

Purchase Date:
10/16/13

Adviser / Sub-Adviser: HighMark Capital Management, Inc.

Nationwide Fund: Nationwide HighMark Balanced Fund

Issuer: Bank of America Floating Rate Note, January 2019

Underwriter/ Affiliated Participant Underwriter:
Bank of America Merrill Lynch/
Mitsubishi UFJ Securities (USA), Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount:

$50,000 / $500,000,000

Commission or % of Offering: 0.35%

Purchase Date:

10/17/13

Adviser / Sub-Adviser: HighMark Capital Management, Inc.

Nationwide Fund:

Nationwide HighMark Balanced Fund

Issuer:
MidAmerican Energy Holdings Company, 3.75%, November 15, 2023

Underwriter/ Affiliated Participant Underwriter: Barclays Capital /
Mitsubishi UFJ Securities (USA) , Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount:

$80,000 / $500,000,000

Commission or % of Offering:N/A

Purchase Date:
11/5/13

Adviser / Sub-Adviser:
HighMark Capital Management, Inc.

Nationwide Fund:

Nationwide HighMark Bond Fund

Issuer: Bank of America Floating Rate Note, January 2019

Underwriter/ Affiliated Participant Underwriter: Bank of America Merrill Lynch/
Mitsubishi UFJ Securities (USA), Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount:

$1,150,000 / $500,000,000

Commission or % of Offering:
0.35%

Purchase Date:
10/17/13

Adviser / Sub-Adviser: HighMark Capital Management, Inc.

Nationwide Fund: Nationwide HighMark Bond Fund

Issuer: MidAmerican Energy Holdings Company, 3.75%, November 15, 2023

Underwriter/ Affiliated Participant Underwriter: Barclays Capital /
Mitsubishi UFJ Securities (USA), Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount:

$2,600,000 / $500,000,000

Commission or % of Offering: N/A

Purchase Date:

11/5/13

Adviser / Sub-Adviser: HighMark Capital Management, Inc.

Nationwide Fund:

Nationwide HighMark Short Term Bond Fund

Issuer: Caterpillar Financial SE 1.35% 2016

Underwriter/ Affiliated Participant Underwriter:

Credit Suisse Securities/
Mitsubishi UFJ Securities (USA), Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount:
$1,800,000 / $450,000,000

Commission or % of Offering:

0.25%

Purchase Date:
9/3/13

Adviser / Sub-Adviser:
HighMark Capital Management, Inc.

Nationwide Fund: Nationwide HighMark Short Term Bond Fund

Issuer: Verizon Floating Rate 2018

Underwriter/ Affiliated Participant Underwriter:JP Morgan Securities/
Mitsubishi UFJ Securities (USA), Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount:
$400,000 / $1,750,000,000

Commission or % of Offering:

0.35%

Purchase Date:

9/11/13

Adviser / Sub-Adviser: HighMark Capital Management, Inc.

Nationwide Fund:

Nationwide HighMark Short Term Bond Fund

Issuer:
Bank of America Floating Rate Note, January, 2019

Underwriter/ Affiliated Participant Underwriter:

Bank of America Merrill Lynch/
Mitsubishi UFJ Securities (USA), Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount:

$2,650,000 / $500,000,000

Commission or % of Offering:
0.35%

Purchase Date:
10/17/13

Adviser / Sub-Adviser:
HighMark Capital Management, Inc.

Nationwide Fund:
Nationwide HighMark Short Term Bond Fund

Issuer:
WM Wrigley JR Company, 1.4%, October 21, 2016

Underwriter/ Affiliated Participant Underwriter:
JP Morgan Securities/
Mitsubishi UFJ Securities (USA), Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount:

$2,000,000/
$400,000,000

Commission or % of Offering:
N/A

Purchase Date:
10/16/13

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